UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  April 27, 2018

Martin Marietta Materials, Inc.
(Exact name of registrant as specified in its charter)

North Carolina	1-12744	56-1848578
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2710 Wycliff Road
Raleigh, NC 27607
(Address of Principal Executive Office) (Zip Code)

 (919) 781-4550
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets

On April 27, 2018, pursuant to the Securities Purchase Agreement, dated as of June 23, 2017 (as amended or supplemented, the “Purchase Agreement”), by and among (i) Martin Marietta Materials, Inc., a North Carolina corporation (“Martin Marietta”), (ii) LG Panadero, L.P., a Delaware limited partnership, (iii) Blue Water Panadero Investors II, LLC, a Delaware limited liability company, (iv) certain other sellers party thereto (collectively, the “Sellers”), (v) Panadero Corp., a Delaware corporation (“Panadero Corp”), and (vi) Panadero Aggregates Holdings, LLC, a Delaware limited liability company (“Panadero Aggregates”; and together with Panadero Corp, the “Companies”), Martin Marietta acquired 100% of the outstanding equity of the Companies for $1.625 billion in cash, on a cash-free, debt-free basis, subject to customary post-closing adjustments (the “Transaction”).

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which was attached as Exhibit 2.1 to Martin Marietta’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on June 26, 2017, and is incorporated herein by reference.

Item 8.01	Other Events

On April 30, 2018, Martin Marietta issued a press release announcing that the Transaction had been completed.  A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
2.1
Securities Purchase Agreement, dated as of June 23, 2017, by and among Martin Marietta Materials, Inc., LG Panadero, L.P., Bluewater Panadero Investors II, LLC, other sellers party thereto, Panadero Corp. and Panadero Aggregates Holdings, LLC (incorporated by reference to Exhibit 2.1 of Martin Marietta’s Current Report on Form 8-K filed on June 26, 2017)*

99.1	Press Release dated April 30, 2018, announcing completion of the Transaction

*Schedules and exhibits to the Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  Martin Marietta hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MARIETTA MATERIALS, INC.

Date: April 30, 2018	By:	/s/ Roselyn R. Bar
Roselyn R. Bar
Executive Vice President, General Counsel and Corporate Secretary